UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2015

PERNIX GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-92445	36-4025775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 E. 22nd Street Lombard, Illinois	60148
(Address of Principal Executive Offices)	(Zip Code)

(630) 620-4787

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K/A amends and supplements Item 9.01, Financial Statements and Exhibits, of the current report on Form 8-K filed by Pernix Group, Inc. on July 7, 2015.  This current report on Form 8-K/A provides additional information in connection with the acquisition by Pernix Building Group, LLC (“Pernix Building Group”), a wholly owned subsidiary of Pernix Group, Inc., of all of the outstanding limited liability company interests of KBR Building Group, LLC, now known as “BE&K Building Group” (“BEK BG”), from BE&K, Inc., a subsidiary of KBR, Inc..  The acquisition was completed on June 30, 2015.  This amendment includes the financial statements of KBR Building Group, LLC and pro forma financial information required by Item 9.01 of Form 8-K with respect to the acquisition of BEK BG.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

The audited financial statements of KBR Building Group, LLC, as of and for the years ended December 31, 2014 and December 31, 2013, the notes related thereto and the related independent auditors’ report of KPMG LLP, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

The unaudited financial statements of KBR Building Group, LLC, as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014 and notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014, unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2015, and the notes related thereto, are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG, LLP.

99.1

Audited consolidated financial statements of KBR Building Group, LLC, as of and for the years ended December 31, 2014 and 2013, the notes related thereto and the related independent auditors’ report of KPMG, LLP.

99.2	Unaudited consolidated financial statements of KBR Building Group, LLC, as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014 and notes related thereto.

99.3

Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2015, unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX GROUP, INC.

	By:	/s/ Nidal Z. Zayed
Nidal Z. Zayed
President and Chief Executive Officer
Dated: September 11, 2015

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG, LLP.

99.1

Audited consolidated financial statements of KBR Building Group, LLC, as of and for the years ended December 31, 2014 and 2013, the notes related thereto and the related independent auditors’ report of KPMG, LLP.

99.2	Unaudited consolidated financial statements of KBR Building Group, LLC, as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014 and notes related thereto.

99.3

Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2015, unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 and the notes related thereto.